                                                                    EXHIBIT 99.1

                             JOINT FILER INFORMATION

                            Other Reporting Person(s)

1.   ESL PARTNERS, L.P.

Item                                      Information

Name:                                     ESL Partners, L.P.

Address:                                  1170 Kane Concourse, Suite 200,
                                          Bay Harbor Islands, FL 33154

Designated Filer:                         Edward S. Lampert

Date of Event Requiring Statement         July 2, 2015
(Month/Day/Year):

Issuer Name and Ticker or Trading         Lands' End, Inc. [LE]
Symbol:

Relationship of Reporting Person(s)       10% Owner
to Issuer:

If Amendment, Date Original Filed         Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:         Form filed by More than One Reporting
                                          Person

Signature:                                By:     RBS Partners, L.P.
                                          Its:    General Partner

                                          By:     ESL Investments, Inc.
                                          Its:    General Partner

                                          By:     /s/ Edward S. Lampert
                                                  ------------------------------
                                          Name:   Edward S. Lampert
                                          Title:  Chief Executive Officer
                                          Date:   July 7, 2015

2.   SPE I PARTNERS, LP

Item                                      Information

Name:                                     SPE I Partners, LP

Address:                                  1170 Kane Concourse, Suite 200,
                                          Bay Harbor Islands, FL 33154

Designated Filer:                         Edward S. Lampert

Date of Event Requiring Statement         July 2, 2015
(Month/Day/Year):

Issuer Name and Ticker or Trading         Lands' End, Inc. [LE]
Symbol:

Relationship of Reporting Person(s)       10% Owner
to Issuer:

If Amendment, Date Original Filed         Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:         Form filed by More than One Reporting
                                          Person

Signature:                                By:     RBS Partners, L.P.
                                          Its:    General Partner

                                          By:     ESL Investments, Inc.
                                          Its:    General Partner

                                          By:     /s/ Edward S. Lampert
                                                  ------------------------------
                                          Name:   Edward S. Lampert
                                          Title:  Chief Executive Officer
                                          Date:   July 7, 2015

3.   SPE MASTER I, LP

Item                                      Information

Name:                                     SPE Master I, LP

Address:                                  1170 Kane Concourse, Suite 200,
                                          Bay Harbor Islands, FL 33154

Designated Filer:                         Edward S. Lampert

Date of Event Requiring Statement         July 2, 2015
(Month/Day/Year):

Issuer Name and Ticker or Trading         Lands' End, Inc. [LE]
Symbol:

Relationship of Reporting Person(s)       10% Owner
to Issuer:

If Amendment, Date Original Filed         Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:         Form filed by More than One Reporting
                                          Person

Signature:                                By:     RBS Partners, L.P.
                                          Its:    General Partner

                                          By:     ESL Investments, Inc.
                                          Its:    General Partner

                                          By:     /s/ Edward S. Lampert
                                                  ------------------------------
                                          Name:   Edward S. Lampert
                                          Title:  Chief Executive Officer
                                          Date:   July 7, 2015

4.   RBS PARTNERS, L.P.

Item                                      Information

Name:                                     RBS Partners, L.P.

Address:                                  1170 Kane Concourse, Suite 200,
                                          Bay Harbor Islands, FL 33154

Designated Filer:                         Edward S. Lampert

Date of Event Requiring Statement         July 2, 2015
(Month/Day/Year):

Issuer Name and Ticker or Trading         Lands' End, Inc. [LE]
Symbol:

Relationship of Reporting Person(s)       10% Owner
to Issuer:

If Amendment, Date Original Filed         Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:         Form filed by More than One Reporting
                                          Person

Signature:                                By:     ESL Investments, Inc.
                                          Its:    General Partner

                                          By:     /s/ Edward S. Lampert
                                                  ------------------------------
                                          Name:   Edward S. Lampert
                                          Title:  Chief Executive Officer
                                          Date:   July 7, 2015

5.   ESL INSTITUTIONAL PARTNERS, L.P.

Item                                      Information

Name:                                     ESL Institutional Partners, L.P.

Address:                                  1170 Kane Concourse, Suite 200,
                                          Bay Harbor Islands, FL 33154

Designated Filer:                         Edward S. Lampert

Date of Event Requiring Statement         July 2, 2015
(Month/Day/Year):

Issuer Name and Ticker or Trading         Lands' End, Inc. [LE]
Symbol:

Relationship of Reporting Person(s)       10% Owner
to Issuer:

If Amendment, Date Original Filed         Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:         Form filed by More than One Reporting
Person

Signature:                                By:     RBS Investment Management,
                                                  L.L.C.
                                          Its:    General Partner

                                          By:     ESL Investments, Inc.
                                          Its:    Manager

                                          By:     /s/ Edward S. Lampert
                                                  ------------------------------
                                          Name:   Edward S. Lampert
                                          Title:  Chief Executive Officer
                                          Date:   July 7, 2015

6.   RBS INVESTMENT MANAGEMENT, L.L.C.

Item                                      Information

Name:                                     RBS Investment Management, L.L.C.

Address:                                  1170 Kane Concourse, Suite 200,
                                          Bay Harbor Islands, FL 33154

Designated Filer:                         Edward S. Lampert

Date of Event Requiring Statement         July 2, 2015
(Month/Day/Year):

Issuer Name and Ticker or Trading         Lands' End, Inc. [LE]
Symbol:

Relationship of Reporting Person(s)       10% Owner
to Issuer:

If Amendment, Date Original Filed         Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:         Form filed by More than One Reporting
                                          Person

Signature:                                By:     ESL Investments, Inc.
                                          Its:    Manager

                                          By:     /s/ Edward S. Lampert
                                                  ------------------------------
                                          Name:   Edward S. Lampert
                                          Title:  Chief Executive Officer
                                          Date:   July 7, 2015

7.   CRK PARTNERS, LLC

Item                                      Information

Name:                                     CRK Partners, LLC

Address:                                  1170 Kane Concourse, Suite 200,
                                          Bay Harbor Islands, FL 33154

Designated Filer:                         Edward S. Lampert

Date of Event Requiring Statement         July 2, 2015
(Month/Day/Year):

Issuer Name and Ticker or Trading         Lands' End, Inc. [LE]
Symbol:

Relationship of Reporting Person(s)       10% Owner
to Issuer:

If Amendment, Date Original Filed         Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:         Form filed by More than One Reporting
                                          Person

Signature:                                By:     ESL Investments, Inc.
                                          Its:    Sole Member

                                          By:     /s/ Edward S. Lampert
                                                  ------------------------------
                                          Name:   Edward S. Lampert
                                          Title:  Chief Executive Officer
                                          Date:   July 7, 2015

8.   ESL INVESTMENTS, INC.

Item                                      Information

Name:                                     ESL Investments, Inc.

Address:                                  1170 Kane Concourse, Suite 200,
                                          Bay Harbor Islands, FL 33154

Designated Filer:                         Edward S. Lampert

Date of Event Requiring Statement         July 2, 2015
(Month/Day/Year):

Issuer Name and Ticker or Trading         Lands' End, Inc. [LE]
Symbol:

Relationship of Reporting Person(s)       10% Owner
to Issuer:

If Amendment, Date Original Filed         Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:         Form filed by More than One Reporting
                                          Person

Signature:
                                          By:     /s/ Edward S. Lampert
                                                  ------------------------------
                                          Name:   Edward S. Lampert
                                          Title:  Chief Executive Officer
                                          Date:   July 7, 2015